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                                                                   EXHIBIT 10.20


               FIRST AMENDMENT TO EXECUTIVE EMPLOYMENT AGREEMENT

        This First Amendment to Executive Employment Agreement (this "Amendment") is made as of September 22, 2000 by and among NOVATEL WIRELESS, INC., a Delaware corporation ("NWI"), NOVATEL WIRELESS TECHNOLOGIES LTD., an Alberta corporation ("NWT" and, together with NWI, the "Companies") and AMBROSE TAM (the "Executive").

                                    RECITALS

        A. The Companies and Executive entered into that certain Executive Employment Agreement dated as of August 21, 1996 (the "Agreement").

        B. Pursuant to Section 26 of the Agreement, the Companies and Executive desire to amend the Agreement by deleting Section 19 Initial Capitalization and the Companies' Option to Repurchase Stock in its entirety.

                                    AGREEMENT

        The parties hereto agree as follows:

        1. AMENDMENT. Section 19 of the Agreement, including the caption "Initial Capitalization and the Companies' Option to Repurchase Stock" and subsections 19.1, 19.2 and 19.3, are deleted in their entireties and the following is inserted in lieu thereof:

                "19. RESERVED"

        2. MISCELLANEOUS. In all other respects, the Agreement, as herein amended, shall remain in full force and effect. Subject to the foregoing, to the extent that any provision of the Agreement and any provision of this Amendment are in conflict, the provisions of this Amendment shall govern. This Amendment shall be binding upon Executive's heirs, executors, administrators and other legal representatives and will be for the benefit of the Companies, their successors and assigns. This Amendment may be executed in one or more counterparts, each of which shall be deemed to be an original, but all of which take together shall constitute one and the same instrument.



                            [signature page follows]

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        IN WITNESS WHEREOF, this Amendment has been duly executed as of the date first written above.



                                       NOVATEL WIRELESS, INC.

                                        /s/ MELVIN FLOWERS
                                       -----------------------------------------
                                       Melvin Flowers, Chief Financial Officer



                                       NOVATEL WIRELESS TECHNOLOGIES LTD.

                                        /s/ JOHN MAJOR
                                       -----------------------------------------
                                       John Major, Chief Executive Officer



                                       AMBROSE TAM

                                        /s/ AMBROSE TAM
                                       -----------------------------------------
                                       Ambrose Tam